UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 18, 2006

FIRST PULASKI NATIONAL CORPORATION
 (Exact name of registrant as specified in charter)

Tennessee                       0-10974                         62-1110294
(State or other jurisdiction of              (Commission                             (IRS Employer
incorporation)                               File Number)                         Identification No.)

                                206 South First Street
                                Pulaski, Tennessee                                                               38478
                                (Address of principal executive offices)                                                                 (Zip Code)

(931) 363-2585
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

            On April 18, 2006, the Board of Directors of First National Bank of Pulaski (the "Bank"), a wholly-owned subsidiary of First Pulaski National Corporation (the "Company"), adopted Amendment No. 2 to the Adoption Agreement (the "Adoption Agreement") pursuant to the Bank's Directors' Deferred Compensation Plan (the "Plan"). As with Amendment No. 1 to the Adoption Agreement, Amendment No. 2 to the Adoption Agreement is applicable to only certain participants in the Plan.

            The Plan is an unfunded, non-qualified plan that provides for the payment of pre and post-retirement income and death benefits and disability benefits to participants or their designated beneficiaries from amounts previously deferred by participants for up to 180 months following the occurrence of certain events such as death, retirement, disability or termination of service. Subject to certain eligibility requirements as established by the Board of Directors of the Bank, directors of the Bank are eligible to participate in the Plan.  Deferrals are subject to a maximum amount as set forth in the individual Adoption Agreements.  The Board of Directors of the Bank administers the Plan.

            The Plan, the Adoption Agreement, Amendment No. 1 to the Adoption Agreement and Amendment No. 2 to the Adoption Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference. This summary is qualified in its entirety by reference to the exhibits attached hereto.

Item 9.01 Financial Statements and Exhibits.

           (d)     Exhibits

                    10.1   Directors' Deferred Compensation Plan.
                    10.2   Form of Adoption Agreement.
                    10.3   Form of Amendment No. 1 to Adoption Agreement.
                    10.4   Form of Amendment No. 2 to Adoption Agreement.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                             FIRST PULASKI NATIONAL CORPORATION

                                                                             By: /s/ Mark A. Hayes
                                                                                   Mark A. Hayes
                                                                                   Chief Executive Officer
                                                                                   Date: April 24, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1	Directors' Deferred Compensation Plan.
10.2	Form of Adoption Agreement
10.3	Form of Amendment No. 1 to Adoption Agreement.
10.4	Form of Amendment No. 2 to Adoption Agreement.